THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Taiwan Equity Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in equity securities issued by companies located in, or deriving revenue from, the Republic of China. Daiwa Asset Management (H.K.) Ltd. acts as the Fund's Investment Manager. National Capital Management Corp., of Taiwan, acts as the Fund's Investment Adviser.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Stock Exchange of Singapore ("SES"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the SES, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TYW". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Hong Kong at (011-852) 2521-0166, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter numbers noted immediately above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or (781) 575-2000, or by writing The Taiwan Equity Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan brochure available from the Plan Agent as noted above. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan. Please contact the Plan Agent if you would like more information about how to change your registration so that you may participate in the Plan.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of the net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                January 25, 1999
DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Taiwan Equity Fund, Inc. (the "Fund") for the year ended December 31, 1998.

STOCK MARKET REVIEW

    The market was volatile in 1998. The Taiwan Weighted Index ("TWI") declined 21.6%, from 8,187 to 6,418, in 1998. Some of the contributing factors were the worsening Asian financial crisis, sharply lower exports/ imports, deteriorating corporate earnings, and slowing domestic demand due to a sluggish property market.

    The Asian financial crisis continued to reverberate throughout 1998. The market declined 20% during the first eight months amid the worsening Asian financial crisis, deteriorating economic conditions and declining corporate earnings in Taiwan. Both internal and external factors contributed to the decline. Internal factors included a capital outflow induced by a weakening Taiwan Dollar ("TWD"), sluggish export and import figures, tight market liquidity and weak personal computer and semiconductor demand. External factors included the weakness of the Japanese Yen, worsening economic conditions across Asia and sharply lower equity markets in the Asia-Pacific region. The meltdown of the Russian economy and the crisis in Latin America also adversely affected investor sentiment and increased selling pressure during the third quarter of 1998.

    From September to December 1998, despite rallies in other Asian markets as a result of lower interest rates in Asia and the U.S., as well as a strengthening Yen, Taiwan did not follow suit. There were several causes: (a) the continuing sluggish trade figures and worse-than-expected corporate earnings; (b) a credit crunch among financial institutions caused by several mid-sized companies' bankruptcies; and (c) the uncertainty associated with the Legislative Yuan election in early December. However, the market was well supported above the 6,200 level as a result of lower interest rates and improved liquidity, a continuing foreign funds inflow, stronger-than-expected personal computer demand from the U.S. and Europe, and cheap valuation of "blue chip" shares. Another factor was the Taiwan government's boosting measures, including loosening monetary policy, raising the margin finance ratio from 50% to 60% and restricting short selling. In addition, the strong rebound of most major markets after the U.S. Federal Reserve's rate cuts helped support the market.

ECONOMIC REVIEW AND OUTLOOK

TRADE

    As the global economic turmoil continued to weigh on Asia, America and Europe, Taiwan's export performance worsened over the past year. During 1998, exports contracted by 9.5% year-on-year ("YOY") to US$ 110.6 billion, while imports declined 8.5% to US$ 104.7 billion. The trade surplus thus shrunk from US$ 7.7 billion in 1997 to US$ 5.9 billion in 1998. Exports to the U.S., Hong Kong, the ASEAN nations and Japan shrunk 0.6%, 13.3%, 29.7% and 20.0%, respectively; however, exports to Europe rose 6.7%. Overall exports declined mainly as a result of weak demand from the Asia-Pacific region and the TWD's relative strength as compared to other Asian currencies. Meanwhile, imports declined as a result of deteriorating private consumption and decreasing domestic demand in light of the bleak economic conditions. In view of the possible slowdown in global economic growth, the improving economic conditions and improved liquidity conditions in

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
most Asian countries, exports are forecasted to grow 1.4% in 1999, assuming the U.S. and European economies do not experience recessions in 1999. Imports are forecasted to grow by 2.5%, considering the Taiwanese government's boosting measures to stimulate domestic demand.

INFLATION

    The Consumer Price Index (CPI) recorded an average increase of 1.7% YOY in 1998, much lower than the government's tolerance limit of 2.5%. The price stability was mainly due to lower import commodity prices and low wage increases. The average Wholesale Price Index (WPI) increase was 0.6% YOY during the year, mainly due to sluggish international commodity prices. In 1999, the Fund's management expects inflation to be 1.8%, considering the Central Bank's loose monetary policy and stable food and raw material prices.

EXCHANGE RATE

    The TWD appreciated nearly 1.3%, from 32.64 to 32.21 against one U.S. Dollar, in 1998. In the first nine months, the TWD depreciated to 34.50 and then started to appreciate in the beginning of October based on a weak U.S. Dollar. In 1999, the Fund's management expects that the TWD may trade between the 31.5 to 33.0 range against one U.S. Dollar due to: (1) the Central Bank's policy of stability to ease the exporters' exchange risk; (2) a sharp rise in Taiwan's trade surplus to the U.S., which rose 54% in 1998; and (3) a strong Yen, which will reduce the depreciation pressure on the TWD.

MONEY SUPPLY, INTEREST RATES AND MONETARY POLICY

    The average M1b money supply growth rate for the year was 2.4% YOY, much lower than the 14% rate in 1997. The M1b money supply consists of cash in circulation, checking account deposits and savings deposits. The M2 money supply growth rate averaged 8.8% in 1998, slightly higher than the 8.3% rate in the previous year. The M2 money supply consists of the M1b, time deposits and foreign currency deposits. Both M1b and M2 peaked in January and started to decline afterwards as a result of the sluggish equity market and slowing economic growth. The Central Bank cut the required reserve ratio twice and the rediscount rate four times from August to December 1998 to support the falling equity market and to revive export growth. Required reserve ratios and rediscount rates were reduced by 0.6% and 0.5%, respectively, during the period. These steps helped M2 and M1b start to rebound in the fourth quarter of 1998.

    Looking forward, in order to avert a credit crunch and to provide ample liquidity to the financial system, Taiwan's Central Bank may continue to pursue a loose monetary policy. The money supply may improve further in the second half of 1999. Interest rates are expected to stay at low levels in view of the loosening monetary policy and the weakened economy. The Fund's management expects short-term rates to come off 100 to 150 basis points in order to boost economic growth. M2 growth is forecasted to be 8.5% in 1999, supported by an appreciating TWD and low inflation. M1b is expected to stay at a low level of around 3%. This is based on investors' apparent conservative sentiment toward the stock market and continuing flow from demand deposits to time deposits in expectation of declining interest rates.

ECONOMIC GROWTH

    Gross Domestic Product ("GDP") grew an estimated 5.1% YOY in 1998, much lower than the 6.6% YOY in 1997. In 1998, GDP growth declined from 5.9% in the first quarter to about 4.5% in the fourth quarter. This was due to sharply declining trade figures, lower domestic demand growth and a downtrend in industrial production growth. Despite its relatively better industry structure and more diversified industrial base, which should result

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
in a higher GDP growth rate for Taiwan than most of its Asian neighbors, growth rates trended down, due to contracting external demand, deteriorating corporate earnings, and slowing domestic demand and private consumption. Looking forward, monetary indicators are rebounding as a result of improved liquidity in Taiwan and the inflow of foreign funds. Because most Asian countries may start to recover slightly starting in the first half of 1999 and the U.S. and Europe are forecasted to have moderate growth, Taiwan's economy should grow in line with most of its economic partners. In addition, the effectiveness of Japan's economic reform plans and the Taiwan government's stimulus packages could enhance the positive view of the economy. Therefore, Taiwan's GDP is projected to grow 4.8% in 1999.

POLITICAL REVIEW AND OUTLOOK

    Although U.S. President Clinton's visit to China in June 1998 caused some concern in Taiwan, this visit was concluded with no change in U.S. policy toward Taiwan. Taiwan's international position may remain STATUS QUO for the medium-term. During his visit, President Clinton urged that reunification be achieved peacefully and encouraged further contact between China and Taiwan. After a three-year interruption, high-level talks resumed on October 14, 1998 between Taiwan's Straits Exchange Foundation (SEF) and mainland China's Association for Relations Across the Taiwan Strait (ARATS). These talks, although not having achieved any immediate breakthrough, signaled an easing of tensions between Taiwan and China and are considered positive signs for future development between the two sides. On the domestic front, the legislative and Taipei and Kaohsiung mayoral elections were held on December 5, 1998. The ruling Kuomintang Party (KMT) won the Taipei mayoral election and 55% of the seats in the Legislative Yuan. The election outcome is considered positive for the bourse, as consistency in monetary and fiscal policy is expected.

STOCK MARKET OUTLOOK

    Despite the market weakness of late 1998 caused by the financial distress of several listed companies and a credit crunch among financial institutions, the impact should be limited to certain smaller companies and a widespread financial crisis is quite unlikely. In the first few months of 1999, liquidity is expected to be ample and market interest rates may continue to decline after several rate cuts by the Central Bank in late 1998. Inflation may remain low. The liquidity effect may gradually kick into the stock market and a liquidity-driven rally is likely. However, it may be difficult for the market to surpass the 7,200 level as several factors may continue to plague the market. These factors include expected slow GDP growth in the first two quarters, the weak demand from Asian countries, unstable financial conditions in Latin America and the worry of a global economic slowdown in 1999. However, on the downside, the market has historically found floors at prospective price-to-earnings ratios of 18 times, which would be about the 6,000 level. The risk of a move to the downside should be lessened, due to: (1) low valuations compared with historical record; (2) good personal computer sales in early 1999 due to the Y2K issue; and (3) projected moderate economic growth in the U.S. and China.

    For the longer term, Taiwan looks relatively sound as compared to the countries hard hit by the financial turmoil. The International Monetary Fund
(IMF) forecasts that economic growth in Asian countries will recover slightly in 1999. Taiwan's GDP is estimated to grow at 4.8%, with the second half rate higher than the first half. Exports and imports could continue as slight, considering Asia's recovery and growing demand from the U.S. and Europe. International Data Corporation, a statistics company, forecasts that personal computer consumption may grow 13.2% in 1999. The semiconductor market research firm, IC Insights, predicts the semiconductor market may grow 10% in 1999 and 24% in the year 2000. Given its relatively sound financial condition, 10%

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
corporate earnings growth, reasonable valuations in the market, and a diversified and competitive industrial base, Taiwan will remain an attractive market in which to invest. By year-end, the market has the potential to rise to the 8,000 level.

FUND PERFORMANCE AND STRATEGY

    As of December 31, 1998, the Fund's total net assets were US$ 51.4 million, equivalent to US$ 11.41 per share. For 1998, adjusting for the US$ 0.775 dividend payout, the NAV of the Fund decreased by approximately 9.0% in U.S. Dollar terms. At the same time, the TWI index declined by 21.6% in U.S. Dollar terms. Thus, the Fund outperformed the TWI by approximately 12.6%.

    The Fund's management plans to overweight electronics, shipping and non-classified stocks exhibiting good growth. Electronics companies will have good upside potential in 1999 due to: (1) additional demand linked to Year 2000-related hardware purchases; (2) DRAM shortages which could emerge by late 1999; and (3) the continuation of the outsourcing trend which has propelled superior growth in the downstream electronics industry. This signals that corporate spending on personal computers may not be significantly affected by the economic slowdown. Taiwanese PC system and component producers may benefit from the continuing trend toward outsourcing and/or gaining market share at the expense of the second-tier players. Companies with global competitiveness and strong relations with major U.S. companies may provide good value for investors. In addition, the Fund's management also favors the shipping sector, with its rising container shipping rates, and selected shares with stable earnings growth in the non-classified sector. On the other hand, the Fund may underweight the construction and banking sectors due to increasing non-performing loan ratios and a sluggish property market. The Fund may also underweight steel, plastics and paper sectors because the earnings momentum looks set to weaken further in view of weak commodity prices.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not itself own or directly use any computers in conducting its business. Instead, it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000. The Fund's Board of Directors has adopted a Year 2000 plan which involves: (1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire, prepared and distributed by the Fund's management, (2) assessing the information provided by the service providers, and (3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. As of December 3, 1998, the Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. Based on the information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Mr. Victor Shih has been the Fund's portfolio manager since January 1, 1996 and is responsible for the day-to-day management of the Fund's portfolio. Mr. Shih joined Daiwa Asset Management (H.K.) Ltd. ("DAM") in

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
May 1995 and is currently a portfolio manager with DAM specializing in the Taiwan market. Prior to joining DAM, from 1990 to mid-1995 Mr. Shih worked for the Taipei Branch of ABN-AMRO Bank where he was Assistant Vice President in charge of company/industry analysis, credit analysis and marketing corporate financial products to clients.

    We would like to thank you for your continuing support and interest in The Taiwan Equity Fund, Inc.

Sincerely,

       [/S/ MASAYASU OHI]                   [/S/ SADAMU TSUNEISHI]
MASAYASU OHI                                SADAMU TSUNEISHI
CHAIRMAN OF THE BOARD                       PRESIDENT

-----------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
DECEMBER 31, 1998
------------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Computers..........................    18.31%
Electronics........................    16.25
Semiconductors.....................    14.98
Ships & Shipping...................     9.42
Life Insurance.....................     6.00
Miscellaneous......................     5.68
Plastics...........................     5.61
Electrical Machinery...............     5.20
Automotive.........................     3.54
Construction Engineering...........     3.13

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
DECEMBER 31, 1998
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Taiwan Semiconductor
   Manufacturing Co................     6.84%
Wan Hai Lines Ltd..................     6.51
Asustek Computer Inc...............     5.45
Phoenixtec Power Co. Ltd...........     5.20
D-Link Corp........................     5.18
CMC Magnetics Corp.................     5.07
Cathay Life Insurance Co., Ltd.....     4.32
Inventec Co., Ltd..................     4.08
Yue Loong Motor Company............     3.54
Quanta Computer Inc................     3.28

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

-------------------------------------------
TAIWANESE COMMON STOCKS--100.33%
--------------------------------------------------------------------------------

  SHARES                                               VALUE
----------                                          -----------
AUTOMOTIVE--3.54%
 1,200,000 Yue Loong Motor Company................. $ 1,817,730
                                                    -----------
BANKS--2.27%
 1,273,164 Chinatrust Commercial Bank..............     798,296
   257,400 Hua Nan Commercial Bank.................     369,929
                                                    -----------
                                                      1,168,225
                                                    -----------
COMPUTERS--18.31%
   328,320 Acer Sertek Inc.........................     591,090
   300,000 Asustek Computer Inc....................   2,802,955
   215,613 Compal Electronics Inc..................     702,737
   528,147 Inventec Co., Ltd.......................   2,098,424
   690,000 Mitac International Corp................   1,028,061
   120,000 Quanta Computer Inc.*...................   1,683,635
   405,000 Twinhead International Corp.............     505,370
                                                    -----------
                                                      9,412,272
                                                    -----------
CONSTRUCTION ENGINEERING--3.13%
 1,396,800 BES Engineering Corp....................     598,331
   912,660 Cathay Construction Corp................     563,755
 1,210,000 Goldsun Development & Construction Co.,
           Ltd....................................      445,074
                                                    -----------
                                                      1,607,160
                                                    -----------
ELECTRICAL MACHINERY--5.20%
 1,357,164 Phoenixtec Power Co. Ltd................   2,675,066
                                                    -----------
ELECTRONICS--16.25%
   410,000 Boardtek Electronics Corp...............     540,880
 1,200,000 CMC Magnetics Corp......................   2,607,400

  SHARES                                               VALUE
----------                                          -----------

 1,136,250 D-Link Corp............................. $ 2,662,865
   350,000 Taiwan Liton Electronic Co., Ltd........     695,307
   258,000 WUS Printed Circuit Co., Ltd............     584,616
   980,000 Yageo Corp..............................   1,265,458
                                                    -----------
                                                      8,356,526
                                                    -----------
FINANCIAL SERVICES--2.24%
   795,000 Capital Securities Corp.................     486,140
   577,980 Yuanta Securities Corp..................     665,603
                                                    -----------
                                                      1,151,743
                                                    -----------
LIFE INSURANCE--6.00%
   688,138 Cathay Life Insurance Co., Ltd..........   2,221,454
   550,000 Shin Kong Life Insurance Co., Ltd.......     862,149
                                                    -----------
                                                      3,083,603
                                                    -----------
MISCELLANEOUS--5.68%
   360,000 Janfusun Fancyworld Corp................     460,392
   600,716 Pou Chen Corp...........................   1,445,105
   527,250 Taiwan SECOM Corp.......................   1,014,698
                                                    -----------
                                                      2,920,195
                                                    -----------
PLASTICS--5.61%
   377,200 China Petrochemical Development Corp....     224,803
 2,000,000 Grand Pacific Petrochemical.............     993,295
 1,294,382 Nan Ya Plastics Corp....................   1,667,397
                                                    -----------
                                                      2,885,495
                                                    -----------
REAL ESTATE--3.00%
   625,000 Delpha Construction Corp................     339,505

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

TAIWANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                               VALUE
----------                                          -----------
REAL ESTATE (CONCLUDED)
 1,250,000 Kindom Construction Co., Ltd............ $ 1,202,818
                                                    -----------
                                                      1,542,323
                                                    -----------
RETAIL TRADE--1.54%
   250,800 President Chain Store Corp..............     790,173
                                                    -----------
SEMICONDUCTORS--14.98%
   561,376 Advanced Semiconductor Engineering
           Inc....................................      940,970
 1,000,000 Orient Semiconductor Electronics Ltd....   1,015,024
   560,000 Siliconware Precision Industries Co.,
           Ltd....................................      990,812
 1,595,000 Taiwan Semiconductor Manufacturing
           Co.....................................    3,515,179
   989,900 United Microelectonics Corp.............   1,238,297
                                                    -----------
                                                      7,700,282
                                                    -----------
SHIPS & SHIPPING--9.42%
 1,000,000 Evergreen Marine Corp...................     875,341
 2,300,000 Wan Hai Lines Ltd.......................   3,348,336
   900,000 Yang Ming Marine Transport Corp.........     617,395
                                                    -----------
                                                      4,841,072
                                                    -----------
STEEL--1.03%
   880,000 China Steel Corp........................     529,923
                                                    -----------
TEXTILE--2.13%
   792,000 Chia Her Industrial Co., Ltd............     449,888
   560,000 Far Eastern Textile Ltd.................     457,164

  SHARES                                               VALUE
----------                                          -----------

   300,000 Yi Jinn Industrial Co., Ltd............. $   189,037
                                                    -----------
                                                      1,096,089
                                                    -----------
Total Taiwanese Common Stocks
  (Cost--$57,057,045).............................   51,577,877
                                                    -----------

-------------------------------------------
SHORT-TERM INVESTMENTS--6.70%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
NEW TAIWAN DOLLAR SAVINGS ACCOUNT--6.16%
   102,015 International Commercial Bank of China,
           1.50% (Payable on Demand)..............    3,166,585
                                                    -----------
U.S. DOLLAR TIME DEPOSIT--0.54%
       275 Bank of New York, 2.75% due 1/1/99......     275,367
                                                    -----------
Total Short-Term Investments (Cost--$3,438,454)...
                                                      3,441,952
                                                    -----------
Total Investments--107.03%
  (Cost--$60,495,499).............................   55,019,829
Liabilities in excess of other
  assets--(7.03)%.................................  (3,612,628)
                                                    -----------
NET ASSETS (Applicable to 4,507,318 shares of
  capital stock outstanding; equivalent to $11.41
  per share)--100.00%.............................  $51,407,201
                                                    -----------
                                                    -----------

------------------------

   * Quanta Computer Inc. is an Initial Public Offering, which began trading on the Taiwan Stock Exchange on January 8, 1999. The value shown is its cost value.

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$60,495,499).......................    $ 55,019,829
  Interest receivable........................           1,882
  Prepaid expenses...........................          39,087
                                                 ------------
    Total assets.............................      55,060,798
                                                 ------------
LIABILITIES
  Payable to investment manager..............          56,512
  Payable to administrator...................          12,500
  Dividend payable...........................       3,493,171
  Accrued expenses and other liabilities.....          91,414
                                                 ------------
    Total liabilities........................       3,653,597
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   4,507,318 shares issued and outstanding...          45,073
  Paid-in capital in excess of par value.....      56,837,795
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (5,475,667)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 51,407,201
                                                 ------------
                                                 ------------
        NET ASSET VALUE PER SHARE............    $      11.41
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $40,237)..................................    $    160,948
  Interest (net of withholding taxes of
   $6,820)...................................          39,196
                                                 ------------
    Total investment income..................         200,144
                                                 ------------
EXPENSES:
  Investment management fee and expenses.....         731,631
  Taiwan stock dividend tax..................         314,100
  Administration fee.........................         150,000
  Custodian fees and expenses................          92,386
  Audit and tax services.....................          62,945
  Reports and notices to shareholders........          50,719
  Legal fees and expenses....................          48,230
  Insurance expense..........................          30,116
  Directors' fees and expenses...............          28,475
  Amortization of organizational expenses....          27,762
  Transfer agency fee and expenses...........          15,160
  Other......................................          28,193
                                                 ------------
    Total expenses...........................       1,579,717
                                                 ------------
NET INVESTMENT LOSS..........................      (1,379,573)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........       4,060,017
  Net realized foreign currency transaction
   losses....................................        (236,256)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      (9,001,170)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................          (7,700)
                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................      (5,185,109)
                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ (6,564,682)
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                 ------------------------------
                                                     1998              1997
                                                 -------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $  (1,379,573)    $ (1,542,952)
  Net realized gain (loss) on:
    Investments..............................        4,060,017       10,104,026
    Foreign currency transactions............         (236,256)        (313,524)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........       (9,001,170)      (1,305,920)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           (7,700)          11,016
                                                 -------------     ------------
  Net increase (decrease) in net assets
   resulting from operations.................       (6,564,682)       6,952,646
                                                 -------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............       (3,493,171)               0
                                                 -------------     ------------
  Net increase (decrease) in net assets......      (10,057,853)       6,952,646
NET ASSETS:
  Beginning of year..........................       61,465,054       54,512,408
                                                 -------------     ------------
  End of year................................    $  51,407,201     $ 61,465,054
                                                 -------------     ------------
                                                 -------------     ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Taiwan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on January 12, 1994. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Prior to commencing operations on July 25, 1994, the Fund had no operations other than the sale of 7,120 shares of common stock for a total of $100,036 on July 19, 1994 to Daiwa Securities America Inc. ("DSA"), the lead underwriter of the Fund and an affiliate of Daiwa Securities Trust Company ("DSTC"), the Fund's administrator and custodian and Daiwa Asset Management (H.K.) Ltd., the Fund's investment manager. Effective for financial reporting periods beginning December 15, 1998, Statements of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities", requires all previously capitalized start-up costs to be expensed. The Fund has adopted the SOP for this fiscal year and has expensed $8,099, representing a write-off of the balance of amounts not previously amortized. Prior to adoption of SOP 98-5, organization costs were accounted for as a deferred charge and amortized to expense over the life of the Fund, but not to exceed sixty months, on a straight line method.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    TAX STATUS--The Fund intends to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    During the year ended ended December 31, 1998, the Fund was subject to Taiwanese withholding tax of 20% on interest and cash dividends paid to the Fund by Taiwanese corporations. The Fund also receives stock dividends which are recorded as stock splits without recognizing dividend income. However, for certain stock dividends, the Fund is liable for withholding tax of 20% of the par value of shares received. Withholding tax is recorded as an expense on the ex-dividend date, or after the ex-dividend date, but as soon as the Fund is informed of such dividends.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement (the "Management Agreement") with Daiwa Asset Management (H.K.) Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for the Manager's out-of-pocket expenses related to the Fund. During the year ended December 31, 1998, expenses of $8,816 were paid to the Manager, representing reimbursement by the Fund to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board. During the year ended December 31, 1998, the Fund paid brokerage commissions of $69,642 to Daiwa Securities Co. Ltd. (Taipei Branch), an affiliate of the Manager, in connection with the portfolio transactions.

    The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with National Capital Management Corp. (the "Adviser"), which provides general and specific investment advice to the Manager with the respect to the Fund's assets. The Manager pays the Adviser a monthly fee at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets and 0.06% of the Fund's average weekly net assets in excess of $100 million. Brokerage commissions of $2,319 were paid by the Fund during the year ended December 31, 1998 to National Securities, an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. However, for the year ended December 31, 1998 there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside the United States. DSTC has appointed The International Commercial Bank of China ("ICBC") to act as the subcustodian for all of the cash and securities of the Fund held in Taiwan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended December 31, 1998, DSTC earned $31,989 from the Fund for its custodial services, excluding the fees and expenses of ICBC.

    At December 31, 1998, the Fund owed to DSTC $12,500 and $1,871 for administration and custodian fees, respectively.

    During the year ended December 31, 1998, the Fund paid or accrued $48,230 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at December 31, 1998 was the same as the cost of securities for financial statement purposes. At December 31, 1998, the net unrealized depreciation on investments, excluding short-term securities, of $5,479,168 was composed of gross appreciation of $4,721,240 for those investments having an excess of value over cost, and gross depreciation of $10,200,408 for those investments having an excess of cost over value. For the year ended December 31, 1998, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $41,002,832 and $41,031,649, respectively.

    During the year ended December 31, 1998, the Fund utilized $383,674 of capital loss carryover for U.S. Federal income tax purposes.

    At December 31, 1998, the Fund reclassified $1,379,573 from accumulated net investment loss, and $148,324 from accumulated net realized loss on investments to paid-in-capital in excess of par as a result of permanent book/tax differences primarily relating to net realized foreign currency losses and a net investment loss for the year ended December 31, 1998.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 4,507,318 shares outstanding at December 31, 1998, DSA owned 7,318 shares.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                                                                                 FOR THE
                                                                                                                  PERIOD
                                                                                                                 JULY 25,
                                                              FOR THE YEARS ENDED DECEMBER 31,                  1994* TO,
                                                  ---------------------------------------------------------    DECEMBER 31,
                                                      1998           1997           1996           1995            1994
                                                  ------------   ------------   ------------   ------------   --------------
Net asset value, beginning of period............       $ 13.64        $ 12.09         $ 9.65        $ 14.10      $ 14.05
                                                  ------------   ------------   ------------   ------------      -------
Net investment loss.............................         (0.31)         (0.34)         (0.21)         (0.21)        0.18
Net realized and unrealized gains (losses) on
 investments and foreign currency
 transactions...................................         (1.14)          1.89           2.65          (3.94)        0.06
                                                  ------------   ------------   ------------   ------------      -------
Net increase (decrease) in net asset value
 resulting from operations......................         (1.45)          1.55           2.44          (4.15)        0.24
                                                  ------------   ------------   ------------   ------------      -------
Less: dividends and distributions to
 shareholders
  Net investment income.........................       --             --             --               (0.17)      --
  Net realized gains from investments and
   foreign currency transactions................         (0.78)       --             --               (0.13)      --
                                                  ------------   ------------   ------------   ------------      -------
    Total dividends and distributions to
     shareholders...............................         (0.78)       --             --               (0.30)      --
                                                  ------------   ------------   ------------   ------------      -------
Offering costs charged to paid-in capital in
 excess of par value............................       --             --             --             --             (0.19)
                                                  ------------   ------------   ------------   ------------      -------
Net asset value, end of period..................       $ 11.41        $ 13.64        $ 12.09         $ 9.65      $ 14.10
                                                  ------------   ------------   ------------   ------------      -------
                                                  ------------   ------------   ------------   ------------      -------
Per share market value, end of period...........       $ 9.000        $11.375        $10.125        $10.625      $11.875
                                                  ------------   ------------   ------------   ------------      -------
                                                  ------------   ------------   ------------   ------------      -------
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment of dividends...        (13.97)%        12.35%         (4.71)%        (8.04)%     (15.48)%+
  Based on net asset value at beginning and end
   of period, assuming reinvestment of
   dividends....................................         (9.04)%        12.82%         25.28%        (29.66)%       0.36%+
Ratios and supplemental data:
  Net assets, end of period (in millions).......        $ 51.4         $ 61.5         $ 54.5         $ 43.5       $ 63.6
  Ratios to average net assets of:
    Expenses, excluding Taiwan stock dividend
     tax........................................          2.11%          2.03%          2.29%          2.34%        2.12%**
    Expenses, including Taiwan stock dividend
     tax........................................          2.63%          2.44%          2.80%          2.72%        2.20%**@
    Net investment income (loss)................         (2.29)%        (2.16)%        (1.46)%        (1.88)%       2.96%**
  Portfolio turnover............................         70.78%         74.22%         94.12%         31.75%        9.33%

--------------------------
  *  Commencement of operations.
 **  Annualized.
  +  Total return is calculated exclusive of sales charges.
  @ Reflects reclassification of certain expenses for comparative purposes.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Taiwan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Taiwan Equity Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 25, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 19, 1999

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal tax status of distributions totaling $0.775 per share received by the Fund's shareholders in respect of such fiscal year.

    Accordingly, the Fund is hereby advising you that on December 3, 1998 the Board of Directors of the Fund declared a total distribution of $0.775 per share, all of which resulted from net realized long-term capital gains. The dividend was paid on January 21, 1999 to shares of record at the close of business on December 28, 1998. The entire amount of this distribution is reportable as 1998 income.

    During the Fund's fiscal year ended December 31, 1998, the Fund paid $360,091 in foreign taxes. The Fund has elected to give the benefit of the foreign tax credit to its shareholders.

    Form 1099 DIV was mailed in January 1999.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

-----------------------------------------
BOARD OF DIRECTORS

Masayasu Ohi, CHAIRMAN
Sadamu Tsuneishi
Martin J. Gruber
Christina Y. Liu
Oren G. Shaffer
-----------------------------------------
OFFICERS

Sadamu Tsuneishi
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
-----------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
-----------------------------------------
INVESTMENT MANAGER
Daiwa Asset Management (H.K.) Ltd.

INVESTMENT ADVISER
National Capital Management Corp.

ADMINISTRATOR AND CUSTODIAN

Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Rogers & Wells

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
-----------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Comapny Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

      The
      Taiwan
      ------------------------
      Equity
      ------------------------
      Fund, Inc.
      ------------------------

      Annual Report
      December 31, 1998
      ----------------------------------